UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 22, 2006

Senesco Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31326	84-1368850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 George Street, Suite 420, New Brunswick, New Jersey		08901
(Address of Principal Executive Offices)		(Zip Code)

(732) 296-8400

(Registrant’s telephone number,
including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01.      Regulation FD Disclosure.

On March 22, 2006, Senesco Technologies, Inc., a Delaware corporation (the “Company”), issued a press release to report the results of a preclinical animal study on the survivability of islets isolated for transplantation.

The Company announced today that a preclinical animal study has shown that the Company’s proprietary Factor 5A gene technology increases the survivability of islets isolated for transplantation. Islets are the insulin producing cells located in the mammalian pancreas.

Diabetes is a growing health problem in the developed world, with daily insulin injections being a common primary treatment. The transplantation of the insulin-producing islets from donors has progressed during the past five years. Most promising is the fact that patients whose condition is difficult to control with insulin have a rapid return to normal blood glucose upon islet transplantation. Unfortunately, islet transplantation typically requires cells from two donors and a large number of islets die during harvest due to isolation methods requiring digestive enzymes.

Dr. Eli C. Lewis, working in the laboratory of Dr. Charles Dinarello at the University of Colorado, investigated the role of the Company’s eIF-5A1 (otherwise referred to as “Factor 5A”) gene technology during the process of islet isolation for transplantation using a well-established mouse model. The team used a small interfering RNA (“siRNA”) that downregulates expression of eIF-5A1, which the Company has shown reduces cell death in a variety of models. The researchers observed a significant increase in the survival of insulin-producing islets when mice received an infusion of the siRNA to eIF-51A compared to a control siRNA. In a concurrent study, the investigators showed that death of islets resulting from exposure to IL-1beta and interferon-gamma was also significantly reduced, meaning more viable islets remained.

The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

The information in this Form 8-K shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and this Form 8-K shall be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act.

The information in the press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.      Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit No.	Description

99.1	Press Release of Senesco Technologies, Inc. dated March 22, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SENESCO TECHNOLOGIES, INC.

Dated: March 24, 2006	By:	/s/ Bruce Galton
		Name:	Bruce Galton
		Title:	President and Chief Executive Officer